EXHIBIT 10.8

CLAIM PURCHASER SHARE ISSUANCE AGREEMENT

THIS AGREEMENT (“Agreement”) is entered into and is effective as of as of June 27, 2014 (the “Effective Date”) by and between XFormity Technologies, Inc., a Nevada corporation (the “Company”), and ____________________________ (the “Holder”), a purchaser and Assignee of a portion of Securities Counselors, Inc.’s claim for legal services.

Whereas, in the case of Securities Counselors, Inc. vs. XFormity Technologies, Inc., Case No. 14 AR 588, in The Circuit Court For The 19th Judicial Circuit Lake County, Park City, Illinois 60085 (the “Litigation”) in exchange for 15,250,000 shares, including 2,500,000 shares (the “Share Issuance”) to the Holder, the Holder agrees to relinquish its 16.393% of Securities Counselors, Inc.’s claim for legal services.

Whereas, as of the hearing on this matter, the Company’s accumulated indebtedness for legal services rendered by Securities Counselors, Inc., will be $45,432.00, and subject to court approval, the Holder has agreed to relinquish the Holder’s claim for legal services (the assigned claim of Securities Counselors, Inc. acquired by the Holder) in connection with legal services rendered (collectively, the “Claims”) in exchange for the Share Issuance, subject to the Limitation of Section 16(b) of the Securities Exchange Act of 1934.

Whereas, for the relinquishment of the Claims, the Company is desirous making the Share Issuance to the Holder, subject to the Section 16(b) Limitation, and the Holder is desirous of relinquishing the Claims, subject to Court approval, and subject to the issuance of a legal opinion that the Share Issuance to the Holder in exchange for the Claims qualifying pursuant to Section 3(a)(10) of the Securities Act of 1933.

For good and valuable consideration, the parties agree as follows:

The foregoing recitals are incorporated herein by this reference.

Subject to Court approval, as per the motion and Court Order, Exhibits to the Opinion of Securities Counselors, Inc. (the “Legal Opinion”), attached hereto, the Holder hereby relinquishes the Claims, in full, in consideration of the Share Issuance; provided however, that in the event of a reverse stock split by XFormity, within one year from the court order permitting the issuance of such settlement shares, the Holder would be protected against the reverse split such that the Holder would be entitled to additional shares to replace the shares lost as a consequence of the reverse stock split.

The Holder further acknowledges that he has received notice of, and has the right to appear in Court at the hearing on July 3, 2014, at 9 AM, or at such other time and place as may be continued, without notice, from time to time, before the Presiding Judge, July 2, 2014, 2014, at 1:30 p.m., in Courtroom A, at 301 South Greenleaf Ave., Park City, Illinois, 60085, in Securities Counselors, Inc. vs. XFormity Technologies, Inc., Case No. 14 AR 588, in The Circuit Court For The 19th Judicial Circuit Lake County (the “Hearing”). The Holder also acknowledges that Holder is not an affiliate of the Company and that prior to the date of this Agreement, presently holds no shares of the Company’s stock. The Holder hereby expressly waives the right to appear at the Hearing, having agreed to the terms hereof.

The Holder further represents that the Holder is a sophisticated investor who is capable of withstanding the loss of its entire share ownership in relinquishment of the Claim and that the Holder understands the risk associated with this share ownership and has had the opportunity to ask questions of the Company and received answers with respect to such questions.

The Holder shall not be entitled to shares of the Company’s common stock, and the Company shall not issue any of its shares the Share Issuance, to the extent that, such a share issuance would result in the Holder’s becoming subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, by virtue of being deemed the “beneficial owner” of more than 4.9999% of the then outstanding shares of common stock of the Company including the number of shares of common stock beneficially owned by the Holder and its affiliates. For the purposes of this provision, as set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended.  The Holder may void this limitation upon 61 days prior written notice to the Company.  In the event that the shares are not issuable to the Holder because it would cause the Holder’s shareholdings (plus the shareholdings of Holder’s affiliates, if applicable) in the Company to exceed 4.9999%, the Company shall instead be subject to an non-interest bearing obligation for the difference, and subject to the other terms and conditions, as set forth herein.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

The Company, XFormity Technologies, Inc.:

By:

_____________________________

Its President

HOLDER:

ACKNOWLEDGED AND AGREED: By executing below, the Holder acknowledges having read the terms above, acknowledges that this transaction has substantial risk, acknowledges that, subject to Court approval, the Holder is hereby relinquishing the Claims, in full for the Share Issuance, acknowledges having determined, after considerable analysis, of which the Holder is capable and with adequate sophistication to conduct, on its own analysis, and has determined that the transaction is fair, and further acknowledges having duly waived the right to appear at the Court hearing.

By:

__________________________

SHARE ISSUANCE AGREEMENT

THIS AGREEMENT (“Agreement”) is entered into and is effective as of as of June 27, 2014 (the “Effective Date”) by and between XFormity Technologies, Inc., a Nevada corporation (the “Company”), and Sheldon Drobny (the “Holder”).

Whereas, in the case of Securities Counselors, Inc. vs. XFormity Technologies, Inc., Case No. 14 AR 588, in The Circuit Court For The 19th Judicial Circuit Lake County (the “Litigation”) in exchange for 250,000 shares to the Holder, the Holder agrees to relinquish the Holder’s claim for past services to or on behalf of XFormity.

Whereas, as of the hearing on this matter, the Company’s accumulated indebtedness for services by the Holder, will be $97,500 and subject to court approval, the Holder has agreed to relinquish the Holder’s claim for such services to or on behalf of XFormity (the “Claims”) in exchange for 250,000 shares of the Company’s common stock (the “Share Issuance”), plus 548,258 shares of the Company’s preferred stock to be designated as voting and convertible, each share of preferred stock to vote and to convert into 123 shares of common stock.

Whereas, for the relinquishment of the Claims, the Company is desirous making the Share Issuance to the Holder and the Holder is desirous of relinquishing the Claims, subject to Court approval, and subject to the issuance of a legal opinion that the Share Issuance to the Holder in exchange for the Claims qualifying pursuant to Section 3(a)(10) of the Securities Act of 1933.

For good and valuable consideration, the parties agree as follows:

The foregoing recitals are incorporated herein by this reference.

Subject to Court approval, as per the motion and Court Order, Exhibits to the Opinion of Securities Counselors, Inc. (the “Legal Opinion”), attached hereto, the Holder hereby relinquishes the Claims, in full, in consideration of the Share Issuance; provided however, that in the event of a reverse stock split by XFormity, within one year from the court order permitting the issuance of such settlement shares, the Holder would be protected against the reverse split such that the Holder would be entitled to additional shares to replace the shares lost as a consequence of the reverse stock split.

The Holder further acknowledges that he has received notice of, and has the right to appear in Court at the hearing on July 3, 2014, at 9 AM, or at such other time and place as may be continued, without notice, from time to time, before the Presiding Judge, July 2, 2014, 2014, at 1:30 p.m., in Courtroom A, at 301 South Greenleaf Ave., Park City, Illinois, 60085, in Securities Counselors, Inc. vs. XFormity Technologies, Inc., Case No. 14 AR 588, in The Circuit Court For The 19th Judicial Circuit Lake County (the “Hearing”). The Holder also acknowledges that Holder is not an affiliate of the Company and that prior to the date of this Agreement, presently holds no shares of the Company’s stock. The Holder hereby expressly waives the right to appear at the Hearing, having agreed to the terms hereof.

The Holder further represents that the Holder is a sophisticated investor who is capable of withstanding the loss of its entire share ownership in relinquishment of the Claim and that the

Holder understands the risk associated with this share ownership and has had the opportunity to ask questions of the Company and received answers with respect to such questions.

The Holder shall not be entitled to shares of the Company’s common stock, and the Company shall not issue any of its shares the Share Issuance, to the extent that, such a share issuance would result in the Holder’s becoming subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, by virtue of being deemed the “beneficial owner” of more than 4.9999% of the then outstanding shares of common stock of the Company including the number of shares of common stock beneficially owned by the Holder and its affiliates. For the purposes of this provision, as set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended.  The Holder may void this limitation upon 61 days prior written notice to the Company.  In the event that the shares are not issuable to the Holder because it would cause the Holder’s shareholdings (plus the shareholdings of Holder’s affiliates, if applicable) in the Company to exceed 4.9999%, the Company shall instead be subject to an non-interest bearing obligation for the difference, and subject to the other terms and conditions, as set forth herein.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

The Company, XFormity Technologies, Inc.:

By:

_____________________________

Its President

HOLDER:

ACKNOWLEDGED AND AGREED: By executing below, the Holder acknowledges having read the terms above, acknowledges that this transaction has substantial risk, acknowledges that, subject to Court approval, the Holder is hereby relinquishing the Claims, in full for the Share Issuance, acknowledges having determined, after considerable analysis, of which the Holder is capable and with adequate sophistication to conduct, on its own analysis, and has determined that the transaction is fair, and further acknowledges having duly waived the right to appear at the Court hearing.

By:

__________________________

Sheldon Drobny